UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 18, 2023

IOVANCE BIOTHERAPEUTICS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware
(State of Incorporation)

001-36860	75-3254381
Commission File Number	(I.R.S. Employer Identification No.)

825 Industrial Road, 4th Floor
San Carlos, California	94070
(Address of Principal Executive Offices)	(Zip Code)

(650) 260-7120
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.000041666 per share	IOVA	The Nasdaq Stock Market, LLC

Explanatory Note

As previously disclosed in the Current Report on Form 8-K filed by Iovance Biotherapeutics, Inc. (the “Company”) with the Securities and Exchange Commission (the “SEC”) on January 23, 2023, the Company and its newly formed, wholly owned subsidiary, Iovance Biotherapeutics UK Ltd (“Purchaser”) entered into an Option Agreement (the “Option Agreement”) with Clinigen Holdings Limited, Clinigen Healthcare Limited, and Clinigen, Inc. (collectively, “Clinigen”), pursuant to which the Purchaser would acquire the worldwide rights in Proleukin® (aldesleukin), as well as the manufacturing, supply, commercialization and the generation of income from such rights and associated operations from Clinigen (the “Acquisition”).

On May 18, 2023, the Company filed a Current Report on Form 8-K (the “Closing 8-K”) with the SEC to report that the closing of the Acquisition occurred on May 18, 2023, following the satisfaction or waiver of the closing conditions under the Option Agreement.

This Current Report on Form 8-K/A (this “Amendment No. 1”) amends the Closing 8-K to provide the financial statements and pro forma financial information required by Items 9.01(a) and 9.01(b) of Form 8-K that were previously omitted from the Closing 8-K in reliance on Items 9.01(a)(4) and 9.01(b)(2) of Form 8-K. This Amendment No. 1 does not amend any other item of the Closing 8-K and all other information previously reported in or filed with the Closing 8-K is hereby incorporated by reference to this Amendment No. 1.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statement of Business Acquired

The audited combined carve-out financial statements of Clinigen SP Limited (the “Target”) as of June 30, 2022 and 2021 and July 1, 2020 and for the years ended June 30, 2022 and 2021, and the related notes and the related independent auditors’ report thereon, are filed herewith as Exhibit 99.1 and incorporated herein by reference.

The unaudited interim condensed combined carve-out financial statements of the Target as of and for the six months ended December 31, 2022 and 2021, and the unaudited notes related thereto, are filed herewith as Exhibit 99.2 and incorporated herein by reference.

(b)	Pro Forma Financial Information

Certain unaudited pro forma condensed combined financial information as of and for the three months ended March 31, 2023 and for the year ended December 31, 2022, are filed herewith as Exhibit 99.3 and incorporated herein by reference.

(d)	Exhibits

Exhibit No.	Description
23.1	Consent of PricewaterhouseCoopers LLP, independent auditors of Clinigen SP Limited.
99.1	Audited combined carve-out financial statements of Clinigen SP Limited as of June 30, 2022 and 2021 and July 1, 2020 and for the years ended June 30, 2022 and 2021, and the related notes and the related independent auditors report thereon.
99.2	Unaudited interim condensed combined carve-out financial statements of Clinigen SP Limited as of and for the six months ended December 31, 2022 and 2021 and the unaudited notes related thereto.
99.3	Unaudited pro forma condensed combined financial information as of and for the three months ended March 31, 2023 and for the year ended December 31, 2022.
104	Cover Page Interactive Data File (embedded as Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 2, 2023	IOVANCE BIOTHERAPEUTICS, INC.

	By:	/s/ Frederick G. Vogt
Frederick G. Vogt, Interim CEO & General Counsel